UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 16, 2014 (June 16, 2014)

WEX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, ME	04106
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code	207-773-8171

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On June 16, 2014, WEX Inc. (the “Company” or "WEX") announced that it has entered into a definitive agreement to acquire Evolution1, Inc. ("Evolution1") for approximately $532.5 million on a cash free, debt free basis, subject to any working capital adjustment. In conjunction with this announcement, WEX will host a conference call today, June 16 at 5:30 p.m. (ET). The conference call will be webcast live on the Internet, and can be accessed at the Investor Relations section of the WEX website, http://www.wexinc.com. The live conference call also can be accessed by dialing (866) 334-7066 or (973) 935-8463. A replay of the webcast will be available on the Company's website.
A copy of the Company’s prepared remarks is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
The information in this Item 7.01 (including Exhibit 99.1) contains forward-looking statements, including statements regarding WEX’s plans to acquire Evolution1; future financial performance for WEX and Evolution1 and the related underlying assumptions; management’s expectations for future growth opportunities; the expected closing date of the transaction; and, confidence in future performance. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this Item 7.01 (including Exhibit 99.1), the words "may," "could," "anticipate," "plan," "continue," "project," "intend," "estimate," "believe," "expect" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the effects of general economic conditions; the effects of the Company’s business expansion and acquisition efforts; the Company’s failure to successfully integrate the acquired business; the Company's failure to consummate previously announced business plans; the Company’s failure to maintain or renew key agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; the impact of the Company’s outstanding debt on its operations; the incurrence of impairment charges if our assessment of the fair value of certain of our reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A. of the Company's annual report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2014 and the Company's subsequent periodic and current reports. The Company's forward-looking statements and these factors do not reflect the potential future impact of any other alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of this Form 8-K and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Prepared remarks for WEX Inc. June 16, 2014 conference call

*	Indicates that exhibit is filed with this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date: June 16, 2014	By:	/s/ Steven A. Elder
Steven A. Elder
Senior Vice President and Chief Financial Officer (principal financial and principal accounting officer)

WEX INC.
CURRENT REPORT ON FORM 8-K
Report Dated June 16, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Prepared remarks for WEX Inc. June 16, 2014 conference call

*	Indicates that exhibit is filed with this report.